POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Michael Rollings, Executive Vice President and Chief Financial Officer of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Senior Vice President, Secretary, and Deputy General Counsel of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in the capacity as Executive Vice President and Chief Financial Officer of MassMutual, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 8th day of September, 2006.

/s/ Michael Rollings
Michael Rollings Executive Vice President and Chief Financial Officer	Witness